Acquisition	12 Months Ended
Dec. 31, 2017
Acquisition [Abstract]
Acquisition

NOTE 3 – ACQUISITION

On September 8, 2017, after receiving full board of director and regulatory approval, the Corporation completed the acquisition of Benchmark in an all cash transaction.  Under the terms of the merger agreement, shareholders of Benchmark received approximately $8.59 per share for each outstanding common share.  Immediately following the merger of Benchmark with and into the Corporation, Benchmark merged with and into the Bank.

As a result of the acquisition, the two full-service banking centers of Benchmark located in Gahanna and Westerville, Ohio, became full service offices of the Bank, and one mortgage loan production office located in Gahanna Ohio, became a mortgage loan production office of the Bank. The acquisition expands the geographical footprint of the Corporation in Ohio’s fastest growing market and is expected to provide certain cost synergies with the existing Central Ohio operations, as well as income accretion through a larger asset base. Acquisition related costs amounted to $1,271,000 in 2017 and $65,000 in 2016, and are included in other non-interest expenses.

Goodwill of $15.1 million arising from the acquisition consists largely of synergies and the cost savings expected to result from the combining of operations and is not deductible for income tax purposes.

Consideration paid and the estimated fair value of the assets acquired and the liabilities assumed at the acquisition date are as follows (dollars in thousands):

Cash and cash equivalents	$6,092
Restricted stock	472
Loans, including loans held for sale	98,804
Premises and equipment	2,483
Core deposit intangible asset	493
Other real estate owned	141
Other assets, including accrued interest receivable	5,342

Total assets acquired	113,827

Deposits	95,545
Other liabilities	2,661

Total liabilities assumed	98,206

Net identifiable assets	15,621

Goodwill	15,131

Total cash paid	$30,752